UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 23, 2024

MOVELLA HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40074	98-1575384
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 110, 3535 Executive Terminal Drive
Henderson, NV                              89052
(Address of Principal Executive Offices)                         (Zip Code)
(725) 238-5682
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)(1)	Name of each exchange on which registered
Common stock, $0.00001 par value per share	MVLA	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of common stock at an exercise price of $11.50	MVLAW	The Nasdaq Stock Market LLC
(1) On April 1, 2024, Movella Holdings Inc. (“Movella” or the “Company”) filed a Form 25 with the Securities and Exchange Commission (the “SEC”) to voluntarily delist its shares of common stock, par value $0.00001 per share, and warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share (collectively, the “Securities”) from trading on The Nasdaq Stock Market LLC (“Nasdaq”) in connection with its previously announced plan to delist the Company’s Securities from trading on Nasdaq. Effective April 9, 2024, the registrant’s common stock and warrants began trading on the OTC Expert Marketplace under the symbols “MVLA” and "MVLAW", respectively.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On July 23, 2024, the Company’s subsidiary, Movella Inc. (the "Issuer") entered into a Limited Waiver No. 2 to Note Purchase Agreement (the “Waiver”), among the Issuer, the Company and the subsidiaries of the Company party thereto as guarantors (the “Guarantors”), the purchasers party thereto (the “Purchasers”) and Wilmington Savings Fund Society, FSB, as administrative agent and collateral agent for the Purchasers (the “Agent”). Pursuant to the Waiver, the Purchasers and the Agent waived certain “Specified Defaults” (as defined in the Waiver) arising under that certain Note Purchase Agreement, dated as of November 14, 2022, among the Issuer, the Guarantors, the Purchasers and the Agent (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”), arising in connection with financial reporting compliance obligations under the Note Purchase Agreement.

The foregoing description of the Waiver does not purport to be complete and is qualified in its entirety by reference to the full text of the Waiver, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein.

Item 9.01.	Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description
10.1
Limited Waiver No. 2 to Note Purchase Agreement, dated July 23, 2024, among Movella Inc., the Guarantors party thereto, the Purchasers party thereto and Wilmington Savings Fund Society, FSB, as administrative agent and collateral agent for the Purchasers.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Movella Holdings Inc.

July 26, 2024

	By:	/s/ Stephen Smith
	Name:	Stephen Smith
	Title:	Chief Financial Officer